                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                     PROXY STATEMENT PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     |X| Filed by the Registrant
     |_| Filed by a Party other than the Registrant

     Check the appropriate box:
     |X| Preliminary Proxy Statement         |_| Confidential, For Use of the
     |_| Definitive Proxy Statement              Commission Only (as permitted
     |_| Definitive Additional Materials         by Rule 14a-6(e)(2))
     |_| Soliciting Material Pursuant to
         Rule 14-a 11(c) or Rule 14a-12

                           SIRROM CAPITAL CORPORATION
                (Name of Registrant as Specified in its Charter)
  ----------------------------------------------------------------------------

       (Name of Person(s) filing Proxy Statement if other than Registrant)
  ----------------------------------------------------------------------------


Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_| Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

     (1)    Title of each class of securities to which transaction applies:

     (2)    Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value or transaction computed pursuant to Exchange Act Rule 0-11;

     (4)    Proposed maximum aggregate value of transaction:

     (5)    Total Fee paid:

 |_| Fee paid previously with preliminary materials.

 |_| Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

     (1)    Amount previously paid:

     (2)    Form, Schedule or Registration Statement no.:

     (3)    Filing party:

     (4)    Date filed:

                           SIRROM CAPITAL CORPORATION
                          500 Church Street, Suite 200
                           Nashville, Tennessee 37219


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 17, 1998



To our Shareholders:

     As a shareholder of Sirrom Capital Corporation (the "Company"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Shareholders of the Company to be held at Loews Vanderbilt Plaza Hotel, 2100 West End Avenue, Nashville, Tennessee, on Friday, April 17, 1998, at 7:30 a.m., for the following purposes:

     1. To elect ten directors of the Company to serve until the next annual meeting of shareholders and until their successors are elected and qualified;

     2. To approve the adoption of an amendment to the Company's 1996 Incentive Stock Option Plan increasing the number of shares available for grant thereunder;

     3. To approve the adoption of an amendment to the Company's 1995 Stock Option Plan for Non-Employee Directors providing for the automatic issuance of stock options for Non-Employee Directors upon their re-election to the Board of Directors and increasing the number of shares available for grant thereunder;

     4. To approve the adoption of an amendment the Company's Amended and Restated Charter increasing the number of authorized number of shares of Common Stock to 75,000,000;

     5. To approve the adoption of an amendment to the Company's fundamental investment policies necessitated by the growth of the Company's public company securities portfolio;

     6. To ratify the selection of Arthur Andersen LLP to serve as independent public accountants for the Company for the year ending December 31, 1998; and

     7. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Company has fixed the close of business on February 26, 1998, as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at such meeting.

     You are cordially invited to attend the meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, MANAGEMENT DESIRES TO HAVE THE MAXIMUM REPRESENTATION AT THE MEETING AND RESPECTFULLY REQUESTS THAT YOU DATE, EXECUTE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED STAMPED ENVELOPE FOR WHICH NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A proxy may be revoked by a shareholder any time prior to its use as specified in the enclosed proxy statement.


                                         BY ORDER OF THE BOARD OF DIRECTORS,


                                         Maria-Lisa Caldwell
                                         Secretary
March _, 1998

                           SIRROM CAPITAL CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 17, 1998

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

                        DATE, TIME, PLACE AND PURPOSES OF
                                 ANNUAL MEETING

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sirrom Capital Corporation (the "Company") for use at the Company's 1998 Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 17, 1998, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, or at any adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company's Annual Report to Shareholders for the year ended December 31, 1997, are first being sent to shareholders on or about March __, 1998. The Company's principal executive offices are located at 500 Church Street, Suite 200, Nashville, Tennessee 37219.

                        INFORMATION CONCERNING THE PROXY

    The enclosed proxy is solicited on behalf of the Board of Directors of the Company and is subject to revocation at any time prior to the voting of the proxy. Shares represented by valid proxies will be voted in accordance with instructions contained therein. If no specification is made, such shares will be voted FOR the election of the ten director nominees, FOR the approval of the adoption of the amendment to the Company's 1996 Incentive Stock Option Plan (the "1996 Employee Plan") increasing the number of shares available for grant thereunder, FOR the approval of the adoption of the amendment to the Company's 1995 Stock Option Plan for Non Employee Directors (the "Director Plan") providing for the automatic issuance of certain stock options to Non-Employee Directors and increasing the number of shares available for grant thereunder, FOR the approval of the adoption of an amendment to the Company's Amended and Restated Charter (the "Charter") increasing the authorized number of shares of Common Stock to 75,000,000, FOR the approval of the adoption of the amendment to the Company's fundamental investment policies necessitated by the growth of the Company's public company securities portfolio, and FOR the ratification of Arthur Andersen LLP as the independent public accountants of the Company. Any shareholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no such revocation will be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

    The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies on the enclosed form confer upon the persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.

    The cost of soliciting proxies on the accompanying form will be borne by the Company. In addition to the use of mail, officers of the Company may solicit proxies by telephone or telecopy. Upon request, the Company will reimburse brokers, dealers, banks, and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of the Common Stock.

    The record of shareholders entitled to vote at the Annual Meeting was taken at the close of business on February 26, 1998 (the "Record Date"), and on such date the Company had issued and outstanding 31,094,708 shares of Common Stock, no par value per share (the "Common Stock"). Only holders of the Common Stock on the Record Date are entitled to vote at the Annual Meeting and such holders will be entitled to one vote for each share of Common Stock so held, which may be given in person or by proxy duly authorized in writing.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

    The following table sets forth, as of February 26, 1998, the beneficial ownership of each current director, each nominee for director, each of the executive officers named in the Compensation Table (the "Compensated Persons"), the executive officers and directors as a group, and each shareholder known to management of the Company to own beneficially more than 5% of the outstanding shares of Common Stock of the Company. Unless otherwise indicated, the Company believes that the beneficial owner set forth in the table has sole voting and investment power.

      NAME AND ADDRESS                                      Amount and Nature of
     OF BENEFICIAL OWNER                                    Beneficial Ownership                Percent of Class (1)
     -------------------                                    --------------------                --------------------
E. Townes Duncan                                                     24,400                                 *
Solidus, LLC
30 Burton Hills Boulevard, Suite 100
Nashville, TN 37215

William D. Eberle                                                    27,000                                 *
13 Garland Road
Concord, MA 01742

H. Hiter Harris, III                                                672,958                               2.2%
Harris Williams & Co.
1313 E. Main Street, Suite 300
Richmond, VA 23219

Edward J. Mathias                                                   158,660(2)                              *
The Carlyle Group
1001 Pennsylvania Avenue, NW
Suite 220 S
Washington, DC 20004

Robert A. McCabe, Jr.                                                12,600                                 *
First American Trust Company
800 First American Center
Nashville, TN 37238

George M. Miller, II                                              1,859,543(3)                            5.7
500 Church Street, Suite 200
Nashville, TN 37219

John A. Morris, Jr., M.D.                                         4,786,408(4)                           15.4
243 Medical Center South
2100 Pierce Avenue
Nashville, TN 37212

Pilgrim Baxter & Associates, Ltd.                                 2,067,200(5)                            6.6
11255 Drummers Lane, Suite 300
Wayne, PA 19087

Raymond H. Pirtle, Jr.                                               74,006                                 *
SunTrust Equitable Securities
900 Nashville City Center
Nashville, TN 37219

      NAME AND ADDRESS                                      Amount and Nature of
     OF BENEFICIAL OWNER                                    Beneficial Ownership                Percent of Class (1)
     -------------------                                    --------------------                --------------------
Provident Investment Counsel, Inc.                                1,567,174(6)                            5.0%
300 N. Lake Avenue, Suite 1001
Pasadena, CA 91101

Putnam Investments, Inc.                                          3,149,342(7)                           10.1
One Post Office Square
Boston, MA 02109

David M. Resha                                                      280,200(8)                              *
1614 Stop Thirty Road
Hendersonville, TN 37075

Carl W. Stratton                                                    230,400(9)                              *
3331 Golf Club Lane
Nashville, TN 37215

Keith M. Thompson                                                    13,000                                 *
Republic Automotive Parts
500 Wilson Pike Circle, Suite 115
Brentwood, TN 37027

Christopher H. Williams                                             669,958                               2.2
Harris Williams & Co.
1313 E. Main Street, Suite 300
Richmond, VA 23219

L. Edward Wilson                                                    129,928(10)                             *
L. Edward Wilson & Associates
500 Church Street, Suite 200
Nashville, TN 37219

Sirrom Partners, L.P.                                             4,070,296                              13.1
500 Church Street, Suite 200
Nashville, TN 37219

Executive officers and directors, as a                            9,031,680(11)                          25.8
group (13 persons)

------------------------
*    Less than one percent.

(1) Pursuant to the rules of the Securities and Exchange Commission (the "Commission"), shares of Common Stock subject to options held by directors and executive officers of the Company that are exercisable within 60 days of February 26, 1998 are deemed outstanding for the purposes of computing such director's or executive officer's beneficial ownership and the beneficial ownership of all executive officers and directors as a group.
(2) Includes 66,330 shares owned by Mr. Mathias' spouse and 2,000 shares owned by his daughter.
(3) Includes 1,461,094 shares issuable pursuant to certain stock options granted to Mr. Miller. An option for the purchase of 225,000 shares becomes exercisable as to 25% of the shares on August 1, 1998 and as to the remaining shares on August 1, 1999. An option for the purchase of 91,146 shares vests as to 20% of the shares on December 15, 1997 and each December 15th thereafter. An option for the purchase of 59,146 shares vests as to 20% of the shares on February 1, 1998 and each February 1st thereafter. An option for the purchase of 37,572 shares is vested as to 5,572 shares and vests as to an additional 20% of the unvested shares on February 1, 1997 and each February 1st thereafter. An option for 448,230 shares vests as to 20% of the shares on October 1, 1997 and each October 1st thereafter. An option for the purchase of 600,000 shares vests 20% a year beginning October 10, 1998 and is subject to shareholder approval of an increase in the number of shares issuable under the 1996 Employee Plan. This number also includes 190,830 shares held by three trusts established for the benefit of Mr. Miller's children. Mr. Miller's spouse is the trustee of these trusts.

(4) Includes 4,070,296 shares are owned of record by Sirrom Partners, L.P., a limited partnership owned by Dr. Morris and his family, and 716,112 shares owned by Sirrom, Ltd., a limited partnership whose general partner is All Scarlet, Inc., a corporation owned 50% by Dr. Morris and 50% by Alfred H. Morris, the brother of Dr. Morris. Dr. Morris has shared voting power and shared investment power with respect to all of these shares.
(5) Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), an investment advisor, has sole dispositive power and shared voting power with respect to such shares. The information included herein is based upon a Schedule 13G filed by Pilgrim Baxter with the Commission.
(6) This information is based on the information included in Schedule 13G filed with the Commission by Provident Investment Counsel, Inc. on December 11, 1997.
(7) All of these shares are not beneficially owned by Putnam Investments, Inc., but it or its subsidiaries may exercise investment discretion with respect to such shares. This information is based on the information included in the Schedule 13G filed with the Commission by Putnam Investments, Inc. on January 27, 1998.
(8) Includes 230,000 shares issuable pursuant to an option granted to Mr. Resha that is vested as to 80,000 shares and that vests as to an additional 50,000 shares each year beginning July 5, 1998 and 50,000 shares issuable pursuant to an option granted to Mr. Resha that vests 20% a year beginning July 5, 1996, which is subject to shareholder approval of an increase in the number of shares issuable under the 1996 Employee Plan.
(9) Includes 100,000 shares issuable pursuant to an option granted to Mr. Stratton that vest as to 20% of the shares each year beginning April 8, 1997 and 130,000 shares issuable pursuant to three options that vest as to 20% of the shares each year beginning October 1, 1996, which is subject to shareholder approval of an increase in the number of shares issuable under the 1996 Employee Plan
(10) Includes 75,328 shares owned by the L.E. and Mary Lou Wilson Revocable Living Trust, of which Mr. Wilson is a trustee, and 1,600 shares owned by Mr. Wilson's wife. This amount does not include 8,400 shares owned by the Estate of L.E. Wilson, Sr., of which Mr. Wilson is the attorney-in-fact, and Mr. Wilson disclaims beneficial ownership of such shares.
(11) Includes the shares issuable pursuant to the options described in footnotes
     (3), (8) and (9).


                        PROPOSAL 1: ELECTION OF DIRECTORS

       The Company's directors are elected at each annual meeting of shareholders. At the Annual Meeting, shareholders will elect ten directors, constituting the entire membership of the Board of Directors of the Company to serve until the next annual meeting of shareholders and until their successors have been elected and qualified. The nominees for election as directors at the Annual Meeting set forth in the table below are all incumbent directors. Each of the nominees has consented to serve as a director if elected. In the event that any of the nominees for director should before the Annual Meeting become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors, unless other directions are given in the proxies. To the best of the Company's knowledge, all the nominees will be available to serve, and, therefore, at this time there are no substitute nominees under consideration.

       A shareholder using the enclosed form of proxy can vote for or withhold its, his or her vote from any or all of the nominees. The election of directors requires the vote of a plurality of the Company's Common Stock. If the proxy card is properly executed but unmarked, it is the intention of the persons named as proxies to vote such proxy FOR the election of all the nominees named below.

       Certain information, as of February 26, 1998, with respect to each of the ten nominees for election at the Annual Meeting is set forth below.


      NAME AND YEAR FIRST
       ELECTED DIRECTOR                       BACKGROUND INFORMATION
       ----------------                       ----------------------

John A. Morris, Jr.*                Dr. Morris, 51, is Chairman of the Board and
1991                                co-founded the Company in August 1991. Dr.
                                    Morris currently holds appointments of
                                    Professor of Surgery and Director of the
                                    Division of Trauma and Surgical Critical
                                    Care at the Vanderbilt University School of
                                    Medicine, Medical Director of the LifeFlight
                                    Air Ambulance Program at Vanderbilt
                                    University Hospital, and Associate in the
                                    Department of Health Policy and Management
                                    at the Johns Hopkins University. Dr. Morris
                                    is also a director of American Retirement
                                    Corporation.

      NAME AND YEAR FIRST
       ELECTED DIRECTOR                       BACKGROUND INFORMATION
       ----------------                       ----------------------

George M. Miller, II*               Mr. Miller, 38, is President and Chief
1991                                Executive Officer and co-founded the Company
                                    in August 1991. Prior to August 1991, Mr.
                                    Miller worked for two years as a vice
                                    president in the Investment Banking Group of
                                    SunTrust Equitable Securities Corporation
                                    ("SunTrust Equitable"). From 1987 to 1989,
                                    Mr. Miller worked as an associate in the
                                    Corporate Finance department of J.C.
                                    Bradford & Co. Prior to that time, Mr.
                                    Miller spent four and one-half years on
                                    active duty in the United States Marine
                                    Corps. Mr. Miller holds a Master of Business
                                    Administration from the University of North
                                    Carolina at Chapel Hill and a Bachelor of
                                    Science degree from the University of
                                    Tennessee.

E. Townes Duncan                    Mr. Duncan, 44, has been the President of
1994                                Solidus, LLC, a private investment firm,
                                    since January 1, 1997. Sirrom Partners,
                                    L.P., a limited partnership owned by Dr.
                                    Morris and his family, is the principal
                                    investor in Solidus, LLC. Mr. Duncan is also
                                    a director of Comptronix Corporation, a
                                    provider of electronics contract
                                    manufacturing services, since April 1988,
                                    and has served as its Chairman of the Board
                                    and Chief Executive Officer since November
                                    1993. Comptronix Corporation filed a
                                    petition for Chapter 11 protection on August
                                    9, 1996. Mr. Duncan was a Vice-President of
                                    Massey Burch Investment Group, Inc., a
                                    Nashville venture capital firm, from 1985 to
                                    November 1993. Mr. Duncan is also a director
                                    of J. Alexander's Corporation, an owner and
                                    operator of restaurants in ten states,
                                    Corporate Family Solutions, Inc., an
                                    operator of employer sponsored child care
                                    centers, and Continental Circuits, Inc., a
                                    manufacture of printed circuit boards.

William D. Eberle                   Mr. Eberle, 74, is chairman of Manchester
1994                                Associates, Ltd., a venture capital and
                                    international consulting firm, and is Of
                                    Counsel to the law firm of Kaye, Scholer,
                                    Fierman, Hays & Handler. Mr. Eberle is also
                                    Chairman of America Service Group, Inc., a
                                    health care services company, and Showscan
                                    Entertainment, Inc., a movie-based software
                                    and technology company, and is a director of
                                    Ampco-Pittsburgh Corp., a steel fabrication
                                    equipment company, Barry's Jewelry, a retail
                                    jewelry chain, Fiberboard Corporation, a
                                    timber manufacturer, Mitchell Energy and
                                    Development, a gas and oil company, and
                                    Mid-States PLC, an auto parts distributor
                                    headquartered in Nashville. Barry's Jewelry
                                    filed a petition for Chapter 11 protection
                                    on May 11, 1997. Mr. Eberle is also the Vice
                                    Chairman of the U.S. Council of the
                                    International Chamber of Commerce.

Edward J. Mathias                   Mr. Mathias, 56, has been a managing
1994                                director of The Carlyle Group, a Washington,
                                    D.C. based private merchant bank, since
                                    1994. Mr. Mathias served as a managing
                                    director of T. Rowe Price Associates, Inc.,
                                    an investment management firm, from 1971 to
                                    1993. Mr. Mathias is also a director of U.S.
                                    Office Products, a supplier of office
                                    products, USA Floral Products, a
                                    consolidator of floral wholesalers and
                                    importers, and The Fortress Group,
                                    residential builders.


      NAME AND YEAR FIRST
       ELECTED DIRECTOR                       BACKGROUND INFORMATION
       ----------------                       ----------------------

Robert A. McCabe, Jr.               Mr. McCabe, 47, has been the Vice Chairman
1994                                of First American Corporation, a bank
                                    holding company headquartered in Nashville,
                                    since 1993, and the President of First
                                    American Enterprises, a division of First
                                    American Corporation, since 1994. Prior to
                                    that time, Mr. McCabe served as President of
                                    the General Bank of First American National
                                    Bank, a subsidiary of First American
                                    Corporation. Mr. McCabe is also a director
                                    of First American Corporation.

Raymond H. Pirtle, Jr.*             Mr. Pirtle, 56, is a managing director and a
1991                                member of the Board of Directors of SunTrust
                                    Equitable, having joined the firm in
                                    February 1989. Prior to that date, Mr.
                                    Pirtle was a general partner of J.C.
                                    Bradford & Co. Mr. Pirtle also serves as a
                                    director of Premiere Technologies, Inc., a
                                    telecommunications company.

Keith M. Thompson                   Mr. Thompson, 57, has been the President and
1997                                Chief Executive Officer of Republic
                                    Automotive Parts, Inc., a distributor of
                                    automotive parts and supplies since 1986.
                                    Mr. Thompson is also a director of Acklands
                                    Limited, a Canadian automotive parts and
                                    industrial supplies distributor.

Christopher H. Williams*            Mr. Williams, 35, co-founded Harris Williams
1997                                & Co. ("Harris Williams") in 1991 and has
                                    served as co-chairman of Harris Williams
                                    since the Company's acquisition of the firm
                                    in August 1996. From 1987 to 1991, Mr.
                                    Williams served as Vice President of Bowles
                                    Hollowell & Conner. Mr. Williams holds a
                                    Master of Business Administration from
                                    Harvard Graduate School of Business
                                    Administration and a Bachelor of Arts degree
                                    in Business Administration from Washington
                                    and Lee University.

L. Edward Wilson, P.E.              Mr. Wilson, 53, is president of L. Edward
1993                                Wilson and Associates, Inc., a management
                                    consulting firm providing services to
                                    individuals and companies with interests in
                                    engineering and construction related
                                    businesses which he founded in May 1997.
                                    Prior to that, Mr. Wilson was a partner in
                                    Sirrom Resource Funding, L.P. ("SRF"), a
                                    privately owned partnership providing
                                    capital to environmental service firms.
                                    Prior to joining SRF, Mr. Wilson served as
                                    president and chief executive officer of
                                    OSCO, Inc., a Nashville-based environmental
                                    services company. Prior to that, Mr. Wilson
                                    served as executive vice president of ERC
                                    Environmental & Energy Services, Inc., a
                                    public traded environmental services company
                                    that acquired the EDGe Group, which Mr.
                                    Wilson co-founded.

--------------------------------

* "Interested Person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.


       The Board of Directors holds regular quarterly meetings and meets on other occasions when required by special circumstances. Certain directors also devote their time and attention to the Board's principal standing committees. The committees, their primary functions, and memberships are as follows:

       Audit Committee -- This committee makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent auditors, reviews significant audit and accounting policies and practices, meets with the Company's independent public accountants concerning, among other things, the scope of audits and reports and financial controls of the Company, and reviews the Company's loan underwriting and asset valuation procedures. Members of the Audit Committee are E. Townes Duncan, Edward J. Mathias and Robert A. McCabe, Jr.

       Compensation Committee -- This committee has the responsibility for reviewing and approving the salaries, bonuses, and other compensation and benefits of executive officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of management, and administering the Company's Amended and Restated 1994 Stock Option Plan (the "1994 Employee Plan") and the 1996 Employee Plan. Members of the Compensation Committee are William D. Eberle, Raymond H. Pirtle, Jr., L. Edward Wilson, and Keith M. Thompson.

       The Board of Directors does not have a standing nominating committee. Nominations for election to the Board of Directors may be made by the Board of Directors, a nominating committee appointed by the Board of Directors, or by any shareholder entitled to vote for the election of directors. Nominations made by shareholders must be made by written notice (setting forth the information required by the Company's Bylaws) received by the Secretary of the Company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to shareholders.

       The Board of Directors held 4 formal meetings during fiscal 1997. The Compensation Committee held 2 formal meetings during fiscal 1997 and the Audit Committee held 4 meetings during fiscal 1997. Each of the directors attended at least 75% of the meetings of the Board of Directors and the committees on which he served.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

       During 1997, each non-employee director received a fee of $10,000 if they attended 75% of the meetings held by the Company's Board of Directors and each separate committee upon which they served. The following table sets forth certain details of compensation paid to directors during 1997, as well as to each of the Company's three most highly compensated executive officers (the "Compensated Persons"). As of January 1, 1997, the Company established a 401K plan that does not provide for matching contributions by the Company.


                               COMPENSATION TABLE


                                                                                                      LONG-TERM COMPENSATION
                                                                                             -----------------------------------
                                                                   Aggregate
NAME AND POSITION                                        Compensation from the Company         Securities Underlying Options(#)
-----------------------------------------------    ------------------------------------      -----------------------------------
                                                         SALARY             BONUS
                                                         ------             -----
George M. Miller, II, President and Chief              $310,451         $500,000(1)                       600,000
Executive Officer

David M. Resha, Chief Operating Officer                 150,000          175,000(1)                        50,000

Carl W. Stratton, Chief Financial Officer               113,750          150,000(1)                        80,000

                                                              DIRECTOR FEES
                                                              -------------
E. Townes Duncan, Director                                       $10,000                                     ---

William D. Eberle, Director                                       10,000                                     ---

Robert A. McCabe, Jr., Director                                   10,000                                     ---

Edward J. Mathias, Director                                       10,000                                     ---

                                                                                                   LONG-TERM COMPENSATION
                                                                                             -----------------------------------
                                                                Aggregate
NAME AND POSITION                                     Compensation from the Company           Securities Underlying Options(#)
-----------------------------------------------    ------------------------------------      -----------------------------------
John A. Morris, Jr., Director                                     10,000                                     ---

Raymond H. Pirtle, Jr., Director                                  10,000                                     ---

Keith M. Thompson, Director                                       10,000                                   12,000

L. Edward Wilson, Director                                        10,000                                     ---

----------------------------
(1)    These amounts represent 1997 bonuses paid on January 2, 1998.


                       OPTIONS GRANTED IN LAST FISCAL YEAR

       The following table summarizes certain information regarding stock options granted to the Compensated Persons during fiscal 1997. No stock appreciation rights ("SARs") have been granted by the Company.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         POTENTIAL REALIZABLE VALUE AT ASSUMED
                                                                                               ANNUAL RATES OF STOCK PRICE
                                            INDIVIDUAL GRANTS                                APPRECIATION FOR OPTION TERM(1)
                        --------------------------------------------------------------   --------------------------------------
                            Number of           % of Total      Exercise
                            Securities       Options Granted    or Base
                        Underlying Options   to Employees in     Price      Expiration
Name                       Granted (#)         Fiscal Year      ($/sh)         Date             5%($)            10%($)
----                   -------------------  -----------------  ----------   ----------       ----------        -----------
George M. Miller, II      600,000(2)             19.0%          $23.88       10/10/07        $9,008,916        $22,830,361

David M. Resha             50,000(3)              1.6%           17.00        8/15/07           534,560          1,354,681

Carl W. Stratton           30,000(4)              1.0%           13.97        4/03/07           263,546            667,878
                           50,000(4)(5)           1.6%           18.75        9/02/07           589,589          1,494,134

-----------------

(1) Potential realizable value is calculated from a base stock price equal to the relevant exercise price of the options.
(2) The grant of this option is subject to the approval of the shareholders of the Company at the Annual Meeting of an increase in the number of shares available under the 1996 Employee Plan. This option vests as to 20% of the shares each year beginning on October 10, 1998. If there is a change in control (as defined in the 1996 Employee Plan) any stock options that are not then exercisable become fully exercisable and vested.
(3) The grant of this option is subject to the approval of the shareholders of the Company at the Annual Meeting of an increase in the number of shares available under the 1996 Employee Plan. These options vest as to 20% of the shares each year beginning July 5, 1996. If there is a change in control (as defined in the 1996 Employee Plan) any stock options that are not then exercisable become fully exercisable and vested.
(4) These options vest as to 20% of the shares each year beginning October 1, 1996. If there is a change in control (as defined in the 1996 Employee
       Plan) any stock options that are not then exercisable become fully exercisable and vested.
(5) The grant of this option is subject to the approval of the shareholders of the Company at the Annual Meeting of an increase in the number of shares available under the 1996 Employee Plan.


                              CERTAIN TRANSACTIONS

       Raymond H. Pirtle, Jr., a director and shareholder of the Company, is a managing director and a member of the board of directors of SunTrust Equitable. SunTrust Equitable was one of the underwriters of the Company's public offering in February 1997. SunTrust Equitable also from time to time acts as a broker-dealer in transactions involving the sale of publicly traded stocks held in the Company's portfolio.

       Prior to the conversion of the Company from a limited partnership to a corporation in February 1995, employees of the Company, including John Harrison and Jennifer K. Waugh, were granted ownership interests in the Company. In connection therewith, each such employee executed a promissory note for the purchase price of such interest that bears interest at 7.25% per annum, payable annually, matures November 1, 2001, and is secured by a pledge of the Common Stock owned by each such employee. As of the date hereof, the outstanding principal balance of such promissory note is as follows: Mr. Harrison, $440,142.16 and Ms. Waugh, $107,678.51.

       L. Edward Wilson, a director and shareholder of the Company, has entered into a consulting arrangement with the Company pursuant to which he is paid $75,000 for the business analysis and technical due diligence services he provides with respect to potential portfolio companies and workout situations.

       George M. Miller, II, President, Chief Executive Officer and director of the Company, has entered into an aircraft lease agreement with the Company pursuant to which he leases an aircraft to the Company for $17,000 a month. The aircraft lease is terminable by either party on 90 days notice.


                   PROPOSAL 2: APPROVAL OF AMENDMENT NO. 2 TO
                             THE 1996 EMPLOYEE PLAN

       In order to provide the Company with greater flexibility to adapt to changing economic and competitive conditions and to attract and retain the individual talent necessary for the implementation of long range financial goals and expansion plans, the Company adopted the 1996 Employee Plan on February 1, 1996, which was subsequently approved by the Company's shareholders. At the time the 1996 Employee Plan was adopted, the Company had 14 employees. Since that time the Company's total assets have increased from approximately $180.0 million to approximately $510.0 million, annual pretax operating income has increased from approximately $9.0 million to $33.0 million dollars and annual pretax operating income per share has increased from approximately $.55 per share to $1.04 per share. This tremendous growth was fueled by the addition of 13 portfolio managers and created the need for additional management and administrative staff. In addition, the Company acquired Harris Williams, its merger and acquisition advisory services boutique, following the adoption of the 1996 Employee Plan. As a result, the number of employees employed by the Company from early 1996 to early 1998 increased from approximately 14 to 76 (including 26 employees of Harris Williams that are eligible to participate under the 1996 Employee Plan).

       The Company's Board of Directors and its Compensation Committee (the "Committee"), which consists entirely of directors who are not employees of the Company, believe that stock-based incentive compensation, particularly the award of stock options, is a key element of officer and key employee compensation. Stock-based compensation advances the interests of the Company by encouraging and providing for the acquisition of equity interests in the Company by officers and key employees, thereby providing substantial motivation for superior performance and more fully aligning their interests with the interests of the shareholders. The dramatic increase in the number of employees, and more particularly executives and portfolio managers who are essential to the continued growth and success of the Company, necessitated an increase in the number of shares authorized for issuance under the 1996 Employee Plan. There are presently 2,280,000 shares reserved for issuance under the Plan. However, in connection with the significant hiring effort the Company has recently completed, the Company granted options with respect to 4,527,098 shares, of which options to purchase 2,247,098 shares are subject to shareholder approval of an increase in the shares available for grant under the 1996 Employee Plan. The Board proposes the adoption of an amendment (the "Employee Plan Amendment") to the 1996 Employee Plan to increase the number of shares of Common Stock authorized for issuance by 3,427,098 shares, 11% of the 31,094,708 shares of Common Stock outstanding on February 26, 1998. The increase in shares issuable under the 1996 Employee Plan would cover the conditional options previously granted and provide an additional 1,180,000 shares for issuance to future employees. The Committee and Board of Directors believe that the approval of the Employee Plan Amendment is essential to the long-term stability and financial success of the Company as the current labor market requires stock-based compensation to attract, motivate and retain qualified employees.

SUMMARY OF MATERIAL PROVISIONS OF THE 1996 EMPLOYEE PLAN

       The following is a summary of the material provisions of the 1996 Employee Plan.

       Shares. The total number of shares of Common Stock available for issuance under options granted pursuant to the 1996 Employee Plan is 2,280,000. Options for the purchase of 4,527,098 shares are outstanding, of which options to purchase 2,247,098 shares are subject to shareholder approval of the Employee Plan Amendment. If the Employee Plan Amendment is approved, then the number of shares of Common Stock available for issuance will be 5,707,098 shares. Shares awarded under the 1996 Employee Plan may consist, in whole or in part, of any combination of authorized and unissued shares of Common Stock or treasury shares. If shares subject to an option under the 1996 Employee Plan cease to be subject to such option, or if shares awarded under the 1996 Employee Plan are forfeited, or otherwise terminate without a payment being made to the participant in the form of Common Stock and without the payment of any dividends thereon, such shares will again be available for future distribution under the 1996 Employee Plan.

       Participation. Awards may be made to key employees and officers of the Company and its subsidiaries. The number of officers and other key employees currently eligible for awards pursuant to the 1996 Employee Plan is approximately 74.

       Administration. The 1996 Employee Plan is administered by a Committee of no less than two disinterested individuals appointed by the Board of Directors, which Committee is currently the Compensation Committee.

       Terms of Options. The Committee has the authority to grant stock options under the 1996 Employee Plan. Incentive stock options ("ISO") and non-qualified stock options may be granted for such number of shares of Common Stock as the Committee determines, but subject to the per person limitation on awards. A stock option will be exercisable at such times and subject to such terms and conditions as the Committee will determine and over a term to be determined by the Committee, which term will be no more than ten years after the date of grant. The option price for any ISO will not be less than 100% (110% in the case of certain 10% shareholders) of the fair market value of the Common Stock as of the date of grant. Shares purchased upon exercise of options, in whole or in part, must be paid for in cash or by means of unrestricted shares of Common Stock or any combination thereof. The Board of Directors may, however, in its discretion and at the grantee's request, cause the Company to lend to the grantee up to an amount equal to the exercise price of the option or portion thereon then sought to be exercised. No such loan may have a term of more than ten years, must be fully secured at all times by collateral that may include securities issued by the Company, and must bear interest at a rate at least equal to the higher of the then applicable federal rate under the Internal Revenue Code (the "Code") or the then prevailing rate applicable to 90-day U.S. Treasury bills.

       Under the current 1996 Employee Plan, no option is assignable or transferable, other than by will or by the laws of descent and distribution or with the permission of the Committee, options may be transferred to family members (or trusts established for the benefit of family members) for estate planning and gift tax purposes.

       The expiration date of an option will be determined by the Committee at the time of the grant, but in no event will an option be exercisable after the expiration of 10 years from the date of grant. An option may be exercised at any time or from time to time or only after a period of time or in installments, as the Committee determines; provided, however, options granted to officers of the Company shall not be exercisable until after the expiration of a period of at least six months following the date of grant. Upon termination of an option holder's employment for Cause (as defined in the 1996 Employee Plan), such employee's stock options will terminate. If employment is involuntarily terminated without Cause, stock options will be exercisable, to the extent already exercisable, for three months following termination or until the end of the option period, whichever is shorter. On the employee's retirement, stock options will be exercisable, to the extent already exercisable, within the lesser of the remainder of the option period or three months from the date of retirement. Upon death or disability of an employee, stock options will be exercisable, to the extent already exercisable, by the deceased employee's representative within the lesser of the remainder of the option period or one year from the date of the employee's death or disability.

       Change in Control Provisions. In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, a merger or share exchange in which the Company is not the surviving corporation, other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged or such other corporate reorganization as may be described by the Committee, any outstanding options under the 1996 Employee Plan shall be immediately fully exercisable by an optionee.

       Amendment. The 1996 Employee Plan may be amended by the Board of Directors, except that the Board of Directors may not, without the approval of the Company's shareholders, increase the total number of shares reserved for the purposes of the 1996 Employee Plan, materially increase the benefits accruing to participants under the 1996 Employee Plan, or materially modify the requirements as to eligibility for participation in the 1996 Employee Plan.

       Adjustment. In the case of a stock split, stock dividend, reclassification, recapitalization, merger, reorganization, or other changes in the Company's structure affecting the Common Stock, appropriate adjustments will be made by the Committee, in its sole discretion, in the number of shares reserved under the 1996 Employee Plan and in the number of shares covered by options and other awards then outstanding under the 1996 Employee Plan and, where applicable, the exercise price for awards under the 1996 Employee Plan.

       Federal Income Tax Aspects with Respect to Stock Options. The following is a brief summary of the Federal income tax aspects of stock options granted under the 1996 Employee Plan based upon the Federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

             1. ISOs. No taxable income is realized by the participant upon the grant or exercise of an ISO. If Common Stock is issued to a participant pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the participant within two years of the date of grant or within one year after the transfer of the shares to the participant, then: (i) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as a long-term capital gain, and any loss sustained will be a capital loss, and (ii) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in an alternative minimum tax liability for the participant unless the participant makes a disqualifying disposition of the shares received upon exercise.

             If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the holding periods described above, then generally: (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares, and (ii) the Company will be entitled to deduct any such recognized amount. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.

             Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a non-qualified stock option.

             2. Non-qualified Stock Options. With respect to non-qualified stock options: (i) no income is realized by the participant at the time the option is granted; (ii) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise and the Company will be entitled to a tax deduction in the same amount; and (iii) at disposition, any appreciation (or depreciation) after date of exercise is treated either as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

1996 EMPLOYEE PLAN BENEFITS

       The table below sets forth benefits to be received by the persons listed therein in the event the Amendment increasing the number of shares available for grant is approved by the shareholders.

                      NEW PLAN BENEFITS 1996 EMPLOYEE PLAN


                                                        NUMBER OF SHARES                EXERCISE PRICE                 VALUE OF
NAME AND POSITION                                      SUBJECT TO OPTION                  PER SHARE                   OPTIONS(1)
-----------------                                      -----------------                  ---------                   ----------
George M. Miller, II,                                       600,000                        $23.85                       $____
President and Chief Executive Officer

David M. Resha,                                              50,000                         17.00                        ____
Chief Operating Officer

Carl W. Stratton,                                            50,000                         18.75                        ____
Chief Financial Officer

Executive Officers, as a group (3 persons)                  700,000                     17.00 - 23.85                    ____

Non-executive officer/employees, as a group               1,547,098                     13.97 - 23.06                    ____
(71 persons)

All non-executive officer directors, as a group               N/A                            N/A                         N/A

--------------------------------------
(1) For purposes of this table, the value of each option equals the number of shares issuable pursuant to such option multiplied by the amount, if any, that the closing market price of a share of Common Stock on February 26, 1998 ($____) exceeds the option's exercise price.

CONCLUSION AND RECOMMENDATION

       The Board of Directors believes it is in the best interests of the Company and its shareholders to adopt the Employee Plan Amendment, which increases the number of shares available for grant thereunder, to help attract and retain key persons of outstanding competence and to further align their interests with those of the Company's shareholders.

       A majority of the votes of all shares present, represented and entitled to vote is necessary for approval of this proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE EMPLOYEE PLAN AMENDMENT.


                 PROPOSAL 3: APPROVAL OF AMENDMENT NO. 1 TO THE
                                  DIRECTOR PLAN

       In order to retain and attract highly qualified directors, and to insure close identification of interests between non-employee directors and the Company's shareholders, the Company's Board of Directors adopted the Director Plan on June 9, 1995, which provides for the automatic grant of options to directors of the Company that are not employees or officers of the Company other than John A. Morris, Jr., M.D. ("Non-Employee Directors") upon their election to the Board. The Company obtained an exemptive order from the Commission approving the Director Plan on January 11, 1996, and the Director Plan was approved by the Company's shareholders on April 19, 1996. The Director Plan initially authorized the issuance of up to 228,000 shares of the Company's Common Stock. In order to provide the Company with greater flexibility to adapt to changing economic and competitive conditions and to attract and retain directors who are important to the long term success of the

Company, the Board proposed the adoption of certain amendments to the Director Plan (the "Director Plan Amendment"). The Director Plan Amendment provides for the automatic grant of an option to purchase 4,000 shares of the Company's Common Stock at the current market value on the date of grant of such option to each Non-Employee Director upon such Non-Employee Director's re-election to the Board ("Re-Election Options"). The Director Plan Amendment also provides that the Re-Election Options are to be granted to the Non-Employee Directors re-elected in 1997 and to Non-Employee Directors re-elected in the future, commencing with the annual meeting of shareholders of the Company in 1998. Since the Re-Election Options will be automatic grants throughout the term of the Director Plan, the Plan Amendment also includes an increase in the number of shares of Common Stock issuable under the Director Plan by 264,000 to 492,000 shares to ensure that a sufficient number of shares are reserved for future automatic grants.

       The Board's approval of the Director Plan Amendment was based on the recommendation of the directors of the Company who are ineligible to participate in the Director Plan (the "Director Plan Committee") that Non-Employee Director compensation be increased from $1,000 for each Board or committee meeting attended (which equated to $4,000 per year) to $10,000 per year if a director attends 75% of the meetings of the Board for the year and that each Non-Employee Director receive an option to purchase 4,000 shares of the Company's Common Stock upon re-election to the Board of Directors. That recommendation was made following an analysis of the compensation of outside directors of public companies comparable to the Company headquartered in the geographical region where the Company's headquarters is located. The Director Plan Committee concluded that, in order for the Company to attract and retain Non-Employee Directors of the quality necessary to provide the Company with guidance that would contribute to increasing shareholder value, the increase in cash compensation and the issuance of the Re-election Options were necessary and appropriate. In order to provide a sufficient number of shares of Common Stock for issuance under the Plan upon exercise of Re-election Options as well as options granted to Non-Employee Directors who join the Board in the future, the Director Plan Committee determined that it would be appropriate to increase the number of shares of Common Stock issuable under the Director Plan by 264,000 shares. That amount, when added to the 48,000 shares reserved for issuance under the Director Plan, but as to which options have not yet been granted, would provide shares to cover the grant of (i) Re-election Options for seven Non-Employee Directors (the current number of such directors) with respect to annual elections of directors through April 2006, the month of termination of the Director Plan and (ii) options available for granting to up to three additional Non-Employee Directors upon their joining the Board.

       The Director Plan Amendment was approved by the Board of Directors on December 19, 1997, to become effective on the later of (i) the date of approval of the Director Plan Amendment by the shareholders of the Company and (ii) the date of approval of the Director Plan Amendment by the Commission. An application for an exemption has already been filed with the Commission. The Board of Directors approved the aforesaid cash compensation increase for Non-Employee Directors on April 17, 1997 effective for 1997.

SUMMARY OF MATERIAL PROVISIONS OF THE DIRECTOR PLAN

       The following is a summary of the material provisions of the Director
Plan.

       Shares. The total number of shares of Common Stock available for issuance under options granted pursuant to the Director Plan is currently 228,000 shares, of which options for the purchase of 180,000 shares have been granted. If the Director Plan Amendment is approved, then the number of shares of Common Stock available for issuance will be 492,000 shares.

       Participation. All directors of the Company who are neither full-time employees of the Company nor officers of the Company, except John A. Morris, Jr., M.D., participate in the Director Plan. There are currently seven directors eligible for awards under the Director Plan.

       Administration. The Director Plan is administered by a committee of the Company's Board of Directors comprised of those directors that are not eligible to participate under the Director Plan. The committee is presently comprised of John A. Morris, Jr., M.D., George A. Miller, II, and Christopher H. Williams.

       Option Terms. The option exercise price under the Director Plan will be equal to 100% of the Current Market Value (as defined in the Director Plan) of the Common Stock on the date of the option grant. Options shall vest one year after the date of grant. The option exercise price may be paid in cash, shares of Common Stock, or a combination of cash and shares. All options granted to non-employee directors are nontransferable, other than by will or the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by the optionee. In the event of the death or the Disability (as defined in the Director Plan) of a non-employee director during his service as a director, all of his unexercised options shall immediately become exercisable and may be exercised for a period of three years following the date of death or one year following the date of disability (but not later than the expiration date of the option). In the event of termination of a non-employee director's service as a director for Cause (as defined in the Director Plan), all of his unexercised options shall terminate immediately upon such termination, unless otherwise determined by the Committee. If a person ceases to be a non-employee director for any reason other than death, Disability or by the Company for Cause, his or her options generally will be exercisable for a period of one year thereafter (but not later than the expiration date of the option).

       Change in Control Provisions. In the event of a dissolution of the Company or a reorganization, merger or consolidation in which the Company is not the surviving corporation, the Company by action of its Board shall either (i) terminate outstanding and unexercised options as of the effective date of such dissolution, merger or consolidation by giving notice to each optionee of its intention to do so and permitting the exercise, during the period prior to such effective date to be specified by the Board, of all outstanding and unexercised options or portions thereof (provided, however, that no option shall become exercisable hereunder either after the expiration date thereof or prior to six
(6) months from the date of grant thereof), or (ii) in the case of such reorganization, merger or consolidation , arrange for an appropriate substitution of shares or other securities of the corporation with which the Company is reorganized, merged or consolidated in lieu of the shares which are subject to any outstanding and unexercised options.

       Amendment. The Director Plan may be amended by the Board of Directors, except that the Board may not (i) change any option previously made under the Director Plan in a manner which would impair the recipients' rights without their consent, (ii) amend the Director Plan without approval of the Company's shareholders if the effect of the amendment would be to (a) materially increase the number of shares reserved under or benefits accruing to the participants under the Director Plan or, (b) materially change the requirements for eligibility under the Director Plan, except as authorized by the Director Plan, and (iii) amend the Director Plan within six months for a prior amendment, except as required for compliance with the Internal Revenue Code of 1986, as amended from time to time, or the rules thereunder.

       Adjustment. In the case of a reorganization, recapitalization, stock split, reverse stock split, stock dividend, exchange or combination of shares, merger, consolidation, rights offering, or any change in capitalization of the Company, appropriate adjustments will be made by the Committee, in its sole discretion, in the number of shares for which options may be granted pursuant to the Director Plan.

       Federal Income Tax Aspects. With respect to the nonqualified stock options to be granted pursuant to the Director Plan (i) no income is realized by the participant at the time the option is granted, (ii) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value on the date of exercise and the Company will be entitled to a tax deduction in the same amount, and (iii) at disposition any appreciation (or depreciation) after the date of exercise is treated as a short-term or a long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

       Director Plan Benefits. The table below sets forth benefits to be received by the persons listed therein in the event the Director Plan Amendment is approved by the shareholders and the Commission. Each of the directors listed in the table and Keith M. Thompson will also be granted an additional option to purchase 4,000 shares if re-elected at the Annual Meeting. The options will have an exercise price equal to the current market value of the Company's Common Stock on the date of grant of the options.

                                                         NUMBER OF SHARES
NAME OF DIRECTOR                                        SUBJECT TO OPTION
----------------                                        -----------------
E. Townes Duncan                                              4,000

William D. Eberle                                             4,000

Edward J. Mathias                                             4,000

Robert A. McCabe, Jr.                                         4,000

Raymond H. Pirtle, Jr.                                        4,000

L. Edward Wilson                                              4,000

CONCLUSION AND RECOMMENDATION

       The Board of Directors believes it is in the best interests of the Company and its shareholders to adopt the Director Plan Amendment to help attract and retain well-qualified directors and to further align their interests with those of the Company's shareholders generally.

       A majority of the votes of all shares present, represented and entitled to vote is necessary for approval of this proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE DIRECTOR PLAN AMENDMENT.


                  PROPOSAL 4: AMENDMENT TO CHARTER TO INCREASE
                  THE AUTHORIZED NUMBER OF SHARES TO 75,000,000

       On January 5, 1998, the Company announced a two-for-one stock split effective January 30, 1998. In connection with the doubling of the number of shares issued and outstanding as a result of the two-for-one stock split, the Board of Directors has adopted a resolution declaring it advisable and in the best interest of the Company and its shareholders that the Company's Charter be amended to provide for an increase in the authorized number of shares of the Company from 50,000,000 shares to 75,000,000 shares of Common Stock. The resolution also recommends that the Charter Amendment be approved and adopted by the Company's shareholders and directs that such proposal be submitted to the Company's shareholders at the Annual Meeting.

       The Company is currently authorized to issue up to 50,000,000 shares of Common Stock. As of the Record Date there were 31,094,708 shares of Common Stock issued and outstanding. If the proposal of the Board of Directors is approved by the Company's shareholders, the Company would have authority to issue up to 75,000,000 shares of Common Stock without further action by the shareholders, except as may be required by law.

       The text of the proposed Charter Amendment to Article 6 of the Company's Charter is as follows:

       6. The number of shares of stock which the Corporation is authorized to issue is seventy-five million (75,000,000) shares of Common Stock, no par value.

       The Charter Amendment will become effective upon approval by the shareholders and the filing of the Articles of Amendment containing the Charter Amendment with the Secretary of State of Tennessee. If approved by the shareholders, the Company anticipates that such Articles of Amendment will be filed as soon as possible thereafter.

CONCLUSION AND RECOMMENDATION

       The Board of Directors believes it is in the best interests of the Company and its shareholders to approve the Charter Amendment increasing the authorized number of shares of Common Stock to 75,000,000.

       Votes cast in favor of the Charter Amendment must exceed votes cast opposing the Charter Amendment in order to approve the Charter Amendment. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE CHARTER AMENDMENT.


              PROPOSAL 5: MODIFICATION OF THE COMPANY'S FUNDAMENTAL
                              INVESTMENTS POLICIES

       When the Company became a business development company in 1995 and adopted its fundamental investment policies, almost its entire portfolio consisted of private company securities. Since that time, the securities of a number of those private companies have been listed on the Nasdaq National Market or other national securities exchanges and are publicly traded. In addition, the Company has expanded its business to include making loans to and investments in micro-cap public companies. Typically, the resale of the securities obtained through these investments is restricted under Federal securities laws and therefore, may not necessarily be sold at the time and price deemed by the Company to be most beneficial. In order to protect and enhance the value of these public company securities and to manage the liquidity of these positions, the Board of Directors believes an amendment to the Company's fundamental investment policies ("Fundamental Investment Policies Amendment") is necessary and desirable. One of the Company's fundamental investment policies restricts the Company's ability to sell securities short and write or buy put or call options (except under certain enumerated circumstances). The Fundamental Investment Policies Amendment provides that the Company will not (i) sell short securities it does not own or (ii) write or buy put or call options with respect to securities it does not own (except to the extent of warrants or conversion privileges obtained in connection with its loans, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances). The Board of Directors believes that the flexibility offered by this modification will offer the Company additional opportunities to protect and enhance the value of, and manage the liquidity of, its public company portfolio, without exposing the Company or its shareholders to additional risk.

CONCLUSION AND RECOMMENDATION

       The Board of Directors believes it is in the best interests of the Company and its shareholders to approve the Fundamental Investment Policies Amendment.

       The approval of a majority of shares of Common Stock outstanding is necessary for approval of the Fundamental Investment Policies Amendment. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE FUNDAMENTAL INVESTMENT POLICIES AMENDMENT.


                PROPOSAL 6: RATIFICATION OF SELECTION OF AUDITORS

       Arthur Andersen LLP has served as independent public accountants for the Company since 1993 and has been selected to serve in such capacity for the year ending December 31, 1998, by all of those members of the Board of Directors who are not "interested persons" of the Company, as defined in the Investment Company Act of 1940, as amended. This selection is subject to ratification or rejection by the shareholders of the Company. Arthur Andersen LLP has no financial interest in the Company. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS TO THE COMPANY.

                            SECTION 16(A) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934 and the disclosure requirements of Item 405 of Regulation S-K require the directors and executive officers of the Company, and any persons holding more than 10% of any class of equity securities of the Company, to report their ownership of such equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission, The New York Stock Exchange and the Company. Based solely on a review of the written statements and copies of such reports furnished to the Company by its executive officers, directors and greater than 10% beneficial owners, the Company believes that during fiscal 1997 all Section 16(a) filing requirements applicable to its executive officers, directors and shareholders were timely satisfied, except one transaction by Peter Socha, a former executive officer, that was corrected by a filing of a Form 4 and transactions by Mr. Thompson's spouse, with beneficial ownership of which was disclaimed by Mr. Thompson and which was corrected by the filing of Form 4.

                            PROPOSALS OF SHAREHOLDERS

       Any proposal intended to be presented for action at the 1999 Annual Meeting of Shareholders by any shareholder of the Company must be received by the Secretary of the Company not later than [NOVEMBER 20, 1998] in order for such proposal to be considered for inclusion in the Company's Proxy Statement and proxy relating to its 1999 Annual Meeting of Shareholders. Nothing in this paragraph shall be deemed to require the Company to include any shareholder proposal which does not meet all the requirements for such inclusion established by the Commission in effect at that time.

                            METHOD OF COUNTING VOTES

       Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the back side of the proxy card. Abstentions and "non-votes" will be counted as present only for purposes of determining a quorum. Under Tennessee law abstentions are treated as present and entitled to vote and, therefore, will be counted in determining whether a quorum is present, but will have no effect on the outcome of any votes. Because directors are elected by a plurality of the votes cast, abstentions are not considered in the election. A "non-vote" occurs when a nominee holding shares on behalf of a beneficial owner votes on one proposal but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

                         FINANCIAL STATEMENTS AVAILABLE

       A copy of the Company's 1997 Annual Report containing audited financial statements accompanies this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material.

       UPON WRITTEN REQUEST TO MARIA-LISA CALDWELL, SECRETARY, SIRROM CAPITAL CORPORATION, 500 CHURCH STREET, SUITE 200, NASHVILLE, TENNESSEE 37219, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K.

                                             BY ORDER OF THE BOARD OF DIRECTORS,


                                             Maria-Lisa Caldwell
                                             Secretary

March _, 1998

                           SIRROM CAPITAL CORPORATION

                              AMENDED AND RESTATED
                        1996 INCENTIVE STOCK OPTION PLAN


SECTION 1. PURPOSE; DEFINITIONS.

         (a) PURPOSE. The purpose of the Plan is to advance the growth and prosperity of the Company by providing key employees with an additional incentive to contribute to the best interests of the Company and its Subsidiaries, and strengthen the mutuality of interests between such individuals and the Company's shareholders, by offering such key employees Options with respect to shares of Common Stock of the Company. The creation of the Plan shall not diminish or prejudice other compensation programs approved from time to time by the Board.

         Except as otherwise provided herein, Options granted under the Plan are intended to qualify as Incentive Stock Options under Section 422 of the Code.

         (b) DEFINITIONS. For purposes of the Plan, the following terms are defined as set forth below:

         (i) "Board" means the Board of Directors of the Company.

         (ii) "Cause" has the meaning provided in Section 5(b)(v) of the Plan.

         (iii) "Common Stock" means the Company's Common Stock, without par value.

         (iv) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (v) "Commission" means the Securities and Exchange Commission.

         (vi) "Committee" has the meaning provided in Section 2 of the Plan.

         (vii) "Company" means Sirrom Capital Corporation, a corporation organized under the laws of the State of Tennessee, or any successor corporation.

         (viii) "Current Market Value" means the last sale price of the Common Stock on the principal exchange on which the Common Stock is then listed, or if the Common Stock is not then listed on any exchange, on the National Association of Securities Dealers Automated Quotation National Market System ("NMS"), or, if price quotations for the Common Stock are not available on NMS, the mean between the closing bid and asked price of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if no bid quotation is available on NASDAQ, the fair value of such Common Stock as determined by the Committee, in each case, on the date the determination is made, or if such day is not a business day, the business day immediately preceding the date on which the determination is made.

         (ix) "Disability" means disability as determined under the Company's long-term disability insurance policy or, if there is no such definition, as reasonably determined by the Committee.

         (x) "Disinterested Person" has the meaning set forth in Rule 16b-3(c)(2)(i) as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

         (xi) "Early Retirement" means retirement, for purposes of this Plan with the express consent of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary prior to age 65, in accordance with any applicable early retirement policy of the Company then in effect.

         (xii) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

         (xiii) "Incentive Stock Option" means any Option granted under the Plan that qualifies as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         (xiv) "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option.

         (xv) "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

         (xvi) "Option" means any option to purchase shares of Common Stock granted pursuant to Section 5 below.

         (xvii) "Plan" means this Sirrom Capital Corporation 1996 Incentive Stock Option Plan, as amended from time to time in accordance herewith.

         (xviii)  "Retirement" means Normal Retirement or Early Retirement.

         (xix) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. ADMINISTRATION.

         (a) THE COMMITTEE. The Plan shall be administered by a special Stock Option Committee (the "Committee") of not less than two Disinterested Persons, who shall be appointed by the Board and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Plan may be exercised by an existing Committee of the Board composed exclusively of Disinterested Persons.

         (b) AUTHORITY OF THE COMMITTEE. The Committee shall have the power, subject to, and within, the limits of the express provisions of the Plan:

                           (i) To determine from time to time which of the
                  eligible persons shall be granted options under the Plan, the term of each Option, and the number of shares for which each Option shall be granted.

                           (ii)To determine the terms and conditions, not
                  inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the time or times during the term of each Option within which all or portions of each Option may be exercised and any restriction or limitation, or any vesting, acceleration of vesting or waiver of forfeiture restrictions regarding any Option, based in each case on such factors as the Committee shall determine, in its sole discretion) and to amend or waive any such terms and conditions to the extent permitted by Section 6 hereof.

                           (iii) To construe and interpret the Plan and Options
                  granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission or inconsistency in the Plan or in any option agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                           (iv) Generally, to exercise such powers and to
                  perform such acts as are deemed necessary or expedient to promote the best interests of the Company.

         All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants. No members of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

SECTION 3. SHARES OF COMMON STOCK SUBJECT TO PLAN.

         (a) SHARES OF COMMON STOCK RESERVED UNDER PLAN. The aggregate number of shares of Common Stock reserved and available for distribution under the Plan shall be 5,707,098 shares. Such shares of Common Stock may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         If any Option expires or is forfeited without exercise, the shares of Common Stock subject to such Option immediately prior to its expiration or forfeiture shall again be available for distribution in connection with future awards under the Plan.

         (b) ADJUSTMENT UPON CHANGES IN STOCK. The number of shares of Common Stock available for the granting of Options under the Plan and the number of shares and price per share of Common Stock subject to outstanding Options granted pursuant to the Plan may be adjusted by the Committee in an equitable manner to reflect changes in the capitalization of the Company, including, but not limited to, such changes as result from merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares and change in corporate structure. If any adjustment under this Section 3(b) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares available under the Plan and the number covered under any options granted pursuant to the Plan shall be the next lower number of shares, rounding all fractions downward. In the event of any dispute as to any substitution or adjustment made under this Section 3(b), the decision of the Committee shall be final and binding on all persons, including the Company and Plan participants.

         (c) ACCELERATION ON THE OCCURRENCE OF CERTAIN EVENTS. The Committee may provide in the terms of an Option that, in the event of: (1) a dissolution or liquidation of the Company; (2) a sale of all or substantially all of the assets of the Company; (3) a merger or share exchange in which the Company is not the surviving corporation; (4) other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged; or
(5) such other corporate reorganization as may be described by the Committee, any outstanding Options thereunder immediately shall be fully exercisable by an optionee.


SECTION 4. ELIGIBILITY.

         Officers and other key employees of the Company and its Subsidiaries (but excluding members of the Committee and any person who serves only as a director or who is an officer but not an employee of either the Company or one of its Subsidiaries) who are responsible for or contribute to the management, growth or profitability of the business of the Company and its Subsidiaries are eligible to be granted Options under the Plan.

SECTION 5. OPTIONS.

         (a) ADMINISTRATION. Any Option granted under the Plan shall be in such form as the Committee may from time to time approve and, except as otherwise provided in Section 5(b)(xi) below, shall clearly indicate that such Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code.

         (b) TERMS AND CONDITIONS. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable. The provisions of Options need not be the same with respect to each recipient or each award.

                  (i) Option Price. The option price per share of Common Stock purchasable under an Option shall be determined by the Committee at the time of grant but shall be not less than 100% (or, in the case of any employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiary or parent corporations, not less than 110%) of the Current Market Value of the Common Stock at grant. The day on which the Committee approves the granting of an Option to a particular individual shall be considered the date on which such Option is granted, except that if an Option is granted to a prospective employee conditioned on his or her acceptance of an offer of employment, the date the employment relationship commences shall be deemed to be the date of grant.

                  (ii) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years (or, in the case of an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiary or parent corporations, more than five years) after the date the Option is granted.

                  (iii) Exercisability. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. The Committee may provide that an Option shall vest over a period of future service at a rate specified at the time of grant, or that the Option is exercisable only in installments. If the Committee provides, in its sole discretion, that any Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion. The Committee may condition the exercise of any Option upon the attainment of specified performance goals or other factors as the Committee may determine, in its sole discretion. Unless specifically provided in the Option agreement, any such conditional Option shall vest immediately prior to its expiration if the conditions to exercise have not theretofore been satisfied.

                  (iv) Method of Exercise. Subject to whatever installment or other exercise restrictions apply under Section 5(b)(iii) hereof, Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased.

                  (v) Payment for Stock. Payment for shares subject to Options granted under the Plan shall be made by the optionee in the form of cash or by means of unrestricted shares of Common Stock already owned by the optionee or any combination of cash and any such unrestricted shares of Common Stock. Payment shall be made upon the exercise of the Option. Payment in currency or by check, bank draft, cashier's check or postal money order shall be considered payment in cash. In the event of payment in Common Stock, the shares used in payment of the purchase price shall be considered payment to the extent of their fair market value on the date of exercise of the Option. Upon the exercise of any Option, the Company may, at the request of the optionee and subject to the approval of the Company's Board of Directors, lend to such optionee, as of the date of exercise, an amount equal to the exercise price of such Option, provided that such loan (a) has a term of not more than ten years, (b) becomes due within sixty days after the recipient of the loan ceases to be an employee of the Company, (c) bears interest at a rate not less than the prevailing applicable federal rate at the time the loan is made, and (d) is fully collateralized at all times, which collateral may include securities issued by the Company. Loan terms and conditions may be changed by the Company's Board of Directors to comply with applicable regulations of the Internal Revenue Service and the Commission.

                  (vi) Non-Transferability of Options. No Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Committee shall have the authority to permit transfer of options to family members or trusts established for the benefit of family members in accordance with federal income tax laws.

                  (vii) Termination by Death. If an optionee's employment by the Company terminates by reason of death, any Option held by such optionee may thereafter be exercised, to the extent such Option was exercisable at the time of death (or to any greater extent determined by the Committee in its sole and absolute discretion), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such shorter period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Option, whichever period is the shorter.

                  (viii) Termination by Reason of Disability. If an optionee's employment by the Company and any Subsidiary terminates by reason of Disability, any Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination (or to any greater extent determined by the Committee in its sole and absolute discretion), for a period of one year from the date of termination of employment or until the expiration of the stated term of such Option, whichever period is shorter.

                  (ix) Termination by Reason of Retirement. Subject to Section 5(b)(xi)(C) hereof, if an optionee's employment by the Company terminates by reason of Normal or Early Retirement, any Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement (or to any greater extent determined by the Committee in its sole and absolute discretion), for a period of three months from the date of such termination of employment or the expiration of the stated term of such Option, whichever period is the shorter.

                  (x) Other Termination. Subject to Section 5(b)(xi)(C) hereof, if an optionee's employment by the Company is involuntarily terminated for any reason other than death, Disability or Normal or Early Retirement, the Option shall thereupon terminate, except that such Option may be exercised, to the extent otherwise then exercisable (or to any greater extent determined by the Committee in its sole and absolute discretion), for the lesser of three months or the balance of such Option's term if the involuntary termination is without Cause. For purposes of this Plan, "Cause" means (A) a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or (B) a participant's willful misconduct or dishonesty, which is directly and materially harmful to the business or reputation of the Company or any Subsidiary. If an optionee voluntarily terminates employment with the Company (except for Disability, or Normal or Early Retirement), the Option shall thereupon terminate; provided, however, that the Committee at grant may extend the exercise period in this situation for the lesser of three months or the balance of such Option's term.

                  (xi) Qualification as Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Option under such Section 422.

                  No Option shall be granted to any participant under the Plan if such grant would cause the aggregate Current Market Value (as of the date the Option is granted) of the shares of Common Stock with respect to which all Options that are exercisable for the first time by such optionee during any calendar year (under all such plans of the Company and any Subsidiary) to exceed $100,000; provided, however, that the Committee may grant such an Option if the optionee so consents and acknowledges that such Option will not qualify as an Incentive Stock Option under Section 422 of the Code.

                  To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:


                           (A) if the exercise of an Option is accelerated
                  pursuant to Section 3(c) hereof, any portion of such Option that is not exercisable as an Incentive Stock Option under
                  Section 422 of the Code by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option;

                           (B) if for any other reason the portion of any Option
                  that is otherwise exercisable without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such Option that is immediately exercisable as an Incentive Stock Option under Section 422 of the Code, such excess shall be treated as a Non-Qualified Stock Option;

                           (C) if an Option cannot be exercised following
                  termination of employment (other than for Cause) as a result of the provisions of Section 5(b)(ix) or Section 5(b)(x) hereof, the Committee in its sole and absolute discretion shall have the right to extend the exercisability of the Option for a period of up to one year following termination of employment, and the Option shall thereupon be treated as a Non-Qualified Stock Option to the extent required under
                  Section 422 of the Code; and

                           (D) the Committee shall have the right, with the
                  consent of the optionee, to treat an Option that cannot be exercised, for any other reason, as an "incentive stock option" under Section 422 of the Code as a Non-Qualified Stock Option.

                  (xii) Employment by a Subsidiary. For purposes of this Section 5, employment by a Subsidiary shall be deemed to be employment by the Company and transfers of employment status between the Company and any Subsidiary, or between two Subsidiaries, shall not be deemed to be a termination of employment.

         (c) NO PREJUDICE TO OTHER RIGHTS. The exercise of an option granted under the Plan shall not affect the optionee's right or ability to exercise any other option granted under the Plan or any other stock option plan of the Company or its Subsidiaries.

         (d) LIMITATIONS ON DISPOSITION. To obtain the tax benefits associated with Incentive Stock Options, the optionee must make no disposition of shares acquired pursuant to the exercise of an Incentive Stock Option within two years from the granting of such Incentive Stock Option or within one year from the date of the exercise of such Incentive Stock Option.

         (e) HOLDING PERIOD. An optionee who is subject to Section 16(a) of the Exchange Act must make no disposition of any shares acquired pursuant to the exercise of the Option for a period of six months after the date of grant of such option. The shares of Common Stock acquired pursuant to any Option that is exercisable only upon the occurrence of certain conditions (other than the passage of time or continued employment) shall not be transferable for a period of six months after the date the Option first became exercisable.

SECTION 6. AMENDMENTS.

         The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee under an Option, theretofore granted, without the optionee's consent except as provided in Section 3(b) of the Plan. In addition, no amendment or alteration shall be made without the approval of the Company's shareholders, if such amendment or alteration would:

                  (a) except as provided in Section 3(b) of the Plan, increase the total number of shares of Common Stock reserved for the purpose of the Plan;

                  (b) change the exercise price at which Options may be granted;

                  (c) extend the maximum period during which an Option may be exercised;

                  (d) materially increase the benefits accruing to participants under the Plan; or

                  (e) materially modify the requirements as to eligibility for participation in the Plan.

         The Committee may amend the terms of any Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3(b) above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Options for previously granted Options (on a one for one or other basis), including previously granted Options having higher Option exercise prices.

         Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.


SECTION 7. GENERAL PROVISIONS.

         (a) SECURITIES LAW RESTRICTIONS. The Committee may require each person purchasing shares of Common Stock pursuant to an Option under the Plan to represent to and agree with the Company in writing that the optionee or is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) NO RIGHT TO CONTINUED EMPLOYMENT. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

         (c) WITHHOLDING. No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any Option under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

         (d) GOVERNING LAW. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Tennessee, without regard to the principles of conflicts of law thereof.

         (e) LIABILITY AND INDEMNIFICATION OF BOARD AND COMMITTEE MEMBERS. The members of the Committee and the Board shall not be liable to any employee or other person with respect to any determination made hereunder in a manner that is not inconsistent with their legal obligations as members of the Board. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

         (f) NO RIGHTS AS SHAREHOLDER. A participant in the Plan shall have no rights as a shareholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate to such participant. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as otherwise provided in Section 3(b) hereof.

         (g) TWENTY PERCENT LIMITATION. No Option may be issued if exercise of all warrants, options and rights of the Company outstanding immediately after issuance of such option would result in the issuance of voting securities in excess of twenty percent (20%) of the Company's outstanding voting securities.

         (h) INVESTMENT COMPANY ACT LIMITATION. No Option granted hereunder shall violate the provisions of the Investment Company Act of 1940, as amended.


SECTION 9. TERMINATION

         This Plan shall terminate ten years from the date on which the Board adopts this Plan or the shareholders of the Company approve the Plan, whichever is earlier, unless sooner terminated by action of the Board. No Option may be granted hereunder after termination of the Plan, but such termination shall not affect the validity of any Option then outstanding.


SECTION 10. SHAREHOLDER APPROVAL

         This Plan shall become effective upon (a) adoption by the Board of Directors, and (b) approval of the Plan by the shareholders of the Company. Approval by the shareholders must occur during the period beginning 12 months before and ending 12 months after the date of this Plan is adopted by the Board.

                           SIRROM CAPITAL CORPORATION

                              AMENDED AND RESTATED

                1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


1. PURPOSE

         The purposes of this Plan are to advance the interests of the Company and its shareholders by attracting and retaining the highest quality of experienced persons as Outside Directors and to align the interests of the Outside Directors more closely with the interests of the Company's shareholders.

2. DEFINITIONS

         For purposes of this Plan, the following terms shall have the meanings indicated below:

         (a)      "Board" shall mean the Board of Directors of the Company.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (c) "Committee" shall mean those members of the Board that are not eligible to participate in this Plan.

         (d) "Company" shall mean Sirrom Capital Corporation, a corporation organized under the laws of the State of Tennessee, or any successor corporation.

         (e) "Disability" means permanent and total disability within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

         (f) "Exercise Date" shall mean the date on which the Company receives the notice of exercise of an Option from an Optionee as set forth in Section 7(b).

         (g) Current Market Value" shall mean, as of a given date, (i) the average of the bid and asked prices for the Stock at closing on The Nasdaq Stock Market's National Market for the last preceding date on which there was a sale of the Stock, or (ii) if the Stock is no longer authorized for quotation on The Nasdaq Stock Market's National Market, the then current net asset value of a share of Stock as determined by the Committee in good faith.

         (h) "Option" shall mean an option granted to an Outside Director pursuant to this Plan.

         (i) "Optionee" shall mean an Outside Director who has been granted an Option pursuant to this Plan.

         (j) "Outside Director" shall mean any member of the Board who has not served as an employee of the Company at any time during the two-year period preceding the date on which an Option is granted to such Optionee.

         (k) "Plan" shall mean this Amended and Restated Sirrom Capital Corporation 1995 Stock Option Plan for Non-Employee Directors, as adopted by the Board (subject to the approvals described in Section 10) on December 19, 1997.

         (l) "Stock" shall mean the Common Stock, no par value, of the Company.

3. ADMINISTRATION

         This Plan shall be administered by the Committee. The Committee is authorized to interpret this Plan and may from time to time adopt such rules and regulations, not inconsistent with the provisions of this Plan, as it may deem advisable to carry out this Plan; provided, however, that the Committee shall have no discretion with respect to designating the recipient of an Option, the number of shares of Stock that are subject to an Option or the per share exercise price for an Option. All decisions made by the Committee in construing the provisions of this Plan shall be final.

         The Company intends that this Plan shall comply with the requirements of Rule 16b-3 of the Securities Exchange Act of 1934. Should any provision of this Plan not comply with the requirements of such Rule (as the same may be amended), the Board may amend this Plan to add to or modify the provisions of this Plan accordingly.

4. ELIGIBILITY

         Each Outside Director shall be eligible to participate in this Plan.


5. STOCK SUBJECT TO THIS PLAN

         Subject to adjustment as provided in Section 9, not more than 246,000 shares of Stock may be issued with respect to the Options granted under this Plan. Such shares that are reserved for issuance under this Plan are authorized but unissued shares of Stock. Shares of Stock subject to an Option shall, upon the expiration or termination of any such Option to the extent unexercised, again be available for grant under this Plan.

6. GRANT OF OPTIONS

         (a) Initial Grants

         Except for John A. Morris, Jr., M.D., each director who is an Outside Director as of April 19, 1996 (the "Initial Effective Date"), shall automatically, as of the Initial Effective Date, be granted an award of Options under this Plan as follows: (i) each Outside Director who was elected to the Company's Board of Directors before December 1, 1994 shall automatically receive an Option grant for the purchase of 18,000 shares of Stock (subject to adjustment as provided in Section 9); and (ii) each Outside Director who was elected to the Company's Board of Directors after December 1, 1994, but prior to the date of adoption of this Plan by the Board, shall automatically receive an Option grant for the purchase of 12,000 shares of Stock (subject to adjustment as provided in Section 9). Each Outside Director elected after the Initial Effective Date shall automatically receive as of the date of his or her election to the Board of Directors an Option grant for the purchase of 6,000 shares of Stock (subject to adjustment as provided in Section 9).

         (b) Grants Upon Re-election

         Except for John A. Morris, Jr., M.D., (i) each Outside Director who was re-elected to the Company's Board of Directors on April 4, 1997 shall automatically receive on the Effective Date (as defined in Section 10) an Option grant for the purchase of 2,000 shares of Stock (subject to adjustment as provided in Section 9); and (ii) each Outside Director who is re-elected to the Company's Board of Directors in the future, commencing with the annual meeting of shareholders of the Company in 1998, shall automatically receive, as of the date of his or her re-election to the Board of Directors, an Option grant for the purchase of 2,000 shares of Stock (subject to adjustment, as provided in Section 9).

         (c) Exercise Price

         The exercise price of each Option granted under this Plan shall be the Current Market Value on the date of grant.

 7.      TERMS AND CONDITIONS OF OPTIONS

         (a) Term

                  Subject to the provisions hereof, options shall vest on the first anniversary of the date of grant and shall be exercisable in whole or part at any time upon fulfillment of the vesting period. In no event may an Option be exercised after ten years from the date of grant.

                  In the event of the death or Disability of an Optionee during his service as a director, all his unexercised Options shall immediately become exercisable and may be exercised (by his personal representative in the event of such death) for a period of three years following the date of such death or one year following the date of such Disability, but in no event after the respective expiration dates of such Options. In the event of the termination of an Optionee's service as a director for cause, any Options held by him under this Plan not theretofore exercised shall terminate immediately upon such termination of service as a director and may not be exercised thereafter, unless otherwise determined by the Committee. The Committee in its sole discretion may determine that an Optionee's service as a director was terminated for cause, if it finds that the Optionee willfully violated any of the Company's policies on ethical business conduct or engaged in any activity or conduct during his service as a director which was inimical to the best interests of the Company. If an Optionee's service as a director is terminated for any reason other than by his death or Disability or by the Company for cause, his Options, to the extent then exercisable, may be exercised within one year immediately following the date of termination, but in no event after the respective expiration dates of such Options.

         (b)      Exercise of Options

                  An Option shall be exercised by delivering to the Corporate Secretary of the Company a written notice of exercise in the form prescribed by the Corporate Secretary for use from time to time. Such notice of exercise shall indicate the number of shares for which the Option is to be exercised and shall be accompanied by the full exercise price for the portion of the Option to be exercised.

         (c)      Form of Payment

                  The exercise price may be paid in cash (including certified or cashier's check, bank draft or money order), Stock which is free and clear of all liens, claims or other encumbrances by third parties, or a combination of Stock and cash. The Stock so delivered shall be valued at the Current Market Value as of the Exercise Date. No shares of Stock shall be issued or delivered until full payment therefor has been made.

         (d)      Non-Transferability

                  No Option shall be assignable or transferable by the Optionee, except by will or pursuant to applicable laws of descent and distribution. During the life of an Optionee, an Option shall be exercisable only by such Optionee or such Optionee's legal representative.

         (e)      No Rights as Shareholders

                  Neither an Optionee nor an Optionee's legal representative shall have any rights as shareholders of the Stock unless and until certificates for shares of Stock are registered in his or her name in satisfaction of a duly exercised Option.

8. WITHHOLDING TAXES

         Whenever the Company grants, issues or transfers shares of Stock under this Plan, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate for such shares. The Company shall have the right to retain sufficient shares of Stock to cover the amount of any tax required by any government to be withheld or otherwise deducted or paid with respect to the exercise of the Options. The Stock so retained shall be valued at the Current Market Value as of the date of such retention.

9. CAPITAL ADJUSTMENTS AND CORPORATE REORGANIZATIONS

         In the event of any change in the outstanding shares of Stock by reason of a stock dividend, split or combination, or recapitalization or reclassification, or reorganization, merger or consolidation, in which the Company is the surviving corporation, or other similar change affecting the Stock, the number of shares then subject to Options and for which Options may thereafter be granted and the price per share of Stock payable upon exercise or surrender of such Options shall be appropriately adjusted by the Committee to reflect such change. No fractional shares shall be issued as a result of such adjustment. In the event of a dissolution of the Company or a reorganization, merger or consolidation in which the Company is not the surviving corporation, the Company by action of its Board shall either (i) terminate outstanding and unexercised Options as of the effective date of such dissolution, merger or consolidation by giving notice to each Optionee of its intention to do so and permitting the exercise, during the period prior to such effective date to be specified by the Board, of all outstanding and unexercised Options or portions thereof (provided, however, that no Option shall become exercisable hereunder either after the expiration date thereof or prior to six (6) months from the date of grant thereof), or (ii) in the case of such reorganization, merger or consolidation, arrange for an appropriate substitution of shares or other securities of the corporation with which the Company is reorganized, merged or consolidated in lieu of the shares which are subject to any outstanding and unexercised Options.

10. EFFECTIVE DATE AND TERM OF THIS PLAN

         The Plan shall be effective as of the later of (a) the date of approval of the amendments reflected in this Plan, which were approved by the Board on December 19, 1997 (the "Amendments") by the shareholders of the Company, and (b) the date of the approval of the Amendments by order of the Securities and Exchange Commission (the "Effective Date"). Subject to Section 11 hereof, the Board in its discretion may terminate this Plan at any time with respect to any shares for which Options have not theretofore been granted. Except with respect to Options then outstanding, if not sooner forfeited or terminated, this Plan shall terminate upon, and no Options shall be granted after, ten years from the Effective Date.

11. AMENDMENTS

         The Board shall have the right to alter or amend this Plan or any part thereof from time to time provided that:

         (a) no change in any Option theretofore granted may be made which would impair the rights of an Optionee without the consent of such Optionee;

         (b) Plan provisions may not be amended more than once every (6) six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder; and

         (c) the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under this Plan, increase the aggregate number of shares of Stock which may be issued pursuant to provisions of this Plan or extend the terms of this Plan, without the approval of the shareholders of the Company.

                                                                     Appendix A

                                      PROXY
                           SIRROM CAPITAL CORPORATION

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS OF SIRROM CAPITAL CORPORATION (THE "COMPANY") TO BE HELD ON
                                APRIL 17, 1998.

     The undersigned hereby appoints George M. Miller, II, and Carl W. Stratton, and each of them, as proxies, with full power of substitution, to vote all shares of the undersigned as shown below on this proxy at the Annual Meeting of Shareholders of the Company to be held at Loews Vanderbilt Plaza Hotel, 2100 West End Avenue, Nashville, Tennessee, on Friday, April 17, 1998, at 7:30 a.m., local time, and any adjournment thereof.

(1)  Election of Directors:
     |_| FOR all of the following director nominees (except as indicated to the contrary below):
              E. Townes Duncan      William D. Eberle        Edward J. Mathias
              John A. Morris, Jr.   Raymond A. Pirtle, Jr.   Keith M. Thompson

              Robert A. McCabe, Jr.              George M. Miller, II
              Christopher H. Williams            L. Edward Wilson

         AGAINST the following nominees (please print name or names): __________ WITHHOLD AUTHORITY (ABSTAIN) to vote for the following nominees (please print name or names): ____________
     |_| AGAINST all nominees      |_|   WITHHOLD AUTHORITY (ABSTAIN)
                                         to vote for all nominees
(2)  Approval of the Employment Plan Amendment:
               |_| FOR             |_| AGAINST                 |_| ABSTAIN
(3)  Approval of the Director Plan Amendment:
               |_| FOR             |_| AGAINST                 |_| ABSTAIN
(4)  Approval of the Charter Amendment:
               |_| FOR             |_| AGAINST                 |_| ABSTAIN
(5)  Approval of the Fundamental Investment Policies Amendment:
               |_| FOR             |_| AGAINST                 |_| ABSTAIN
(6)  Ratification of appointment of accountants:
               |_| FOR             |_| AGAINST                 |_| ABSTAIN
(7) In their discretion on any matter that may properly come before said meeting or any adjournment thereof.

             (PLEASE DATE AND SIGN THIS PROXY ON THE REVERSE SIDE.)

     Your shares will be voted in accordance with your instructions. If no choice is specified, shares will be voted FOR the election of all ten nominees, FOR the approval of the Employee Plan Amendment, FOR the approval of the Director Plan Amendment, FOR the approval of the Charter Amendment, FOR the approval of the Fundamental Investment Policies Amendment and FOR the ratification of accountants.

                                    PLEASE SIGN HERE AND RETURN PROMPTLY


                                    ____________________________________________


                                    ____________________________________________


                                    Date: ________________________________, 1998

                                    Please sign exactly as your name appears on your stock certificate. If registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their full titles.


--------------------------------------------------------------------------------
               If you have changed your address, please PRINT your
                           new address on this line.